Exhibit 10(kkk)

CLEVELAND-CLIFFS INC

Amendment No. 1

to

Long-Term Incentive Program Participant Grant and Agreements

for

John S. Brinzo

This Amendment No. 1 is executed as of the date set forth below by Cleveland-Cliffs Inc (the “Company”);

WITNESSETH:

WHEREAS, effective May 8, 2000, Cleveland Cliffs Inc (the “Company”) established the Cleveland-Cliffs Inc Long-Term Incentive Plan (the “Incentive Plan”) in order to attract and retain executives and other key employees of the Company and its subsidiaries and to align their interests directly with the interests of the shareholders of the Company by increasing the Company’s long-term value and exceeding the performance of peer companies; and

WHEREAS, in conjunction with the Incentive Plan, the Company entered into Long-Term Incentive Plan Participant Grant and Agreements (“Participant Grants”) with certain eligible employees, including John S. Brinzo (“Brinzo”), for the 2004 year (the “Brinzo 2004 Participant Grant”), the 2005 year (the “Brinzo 2005 Participant Grant”) and the 2006 year (the “Brinzo 2006 Participant Grant) (collectively, the “Brinzo Participant Grants”); and

WHEREAS, the Company reserved the right to amend any Participant Grant pursuant to Section 5.7 of the Participant Grants; and

WHEREAS, the Company desires to amend the Brinzo Participant Grants, effective September 1, 2006, in order to accelerate the vesting of the Performance Shares and Retention Units granted thereunder;

NOW, THEREFORE, pursuant to Section 5.7 of the Participant Grants, Brinzo’s Participant Grants are hereby amended, effective September 1, 2006, as follows:

2004 Brinzo Participant Grants

(1) Section 2.6 of Brinzo’s 2004 Participant Grant is hereby amended by the addition of a new subsection (c) to read as follows:

“(c). Notwithstanding the foregoing, effective September 1, 2006, in the event the Participant remains Chairman of the Board of Directors of the Company (“Chairman”) until December 31, 2006, he shall fully vest in all of the Performance Shares earned under this Agreement as of such date. In the event the Participant does not remain Chairman until December 31, 2006, he shall vest in accordance with the provisions of subsection (a) above, taking into account his service as an employee and as a non-employee Chairman in calculating his prorated Performance Shares Earned.”

(2) Section 3.5 of Brinzo’s 2004 Participant Grant is hereby amended by the addition of a new sentence at the end of such Section to read as follows:

“Notwithstanding the foregoing, effective September 1, 2006, in the event the Participant remains Chairman of the Board of Directors of the Company (“Chairman”) until December 31, 2006, he shall fully vest in all of the Retention Units earned under this Agreement as of such date. In the event the Participant does not remain Chairman until December 31, 2006, he shall vest in accordance with the general provisions described above, taking into account his service as an employee and as a non-employee Chairman in calculating his prorated share of Retention Units.”

2005 and 2006 Brinzo Participant Grants

(3) Section 2.6 of Brinzo’s 2005 and 2006 Participant Grants are hereby amended by the addition of a new subsection (c) to read as follows:

“(c). Notwithstanding the foregoing, effective September 1, 2006, the Participant shall vest in accordance with the provisions of subsection (a) above, taking into account his service as an employee and as a non-employee Chairman of the Board of the Company in calculating his prorated Performance Shares Earned.”

(4) Section 3.5 of Brinzo’s 2004 Participant Grant is hereby amended by the addition of a new sentence at the end of such Section to read as follows:

“Notwithstanding the foregoing, effective September 1, 2006, the Participant shall vest in accordance with the general provisions described above, taking into account his service as an employee and as a non-employee Chairman of the Board of the Company in calculating his prorated share of Retention Units.”

IN WITNESS WHEREOF, the Company by its appropriate officer, duly authorized, has executed this Amendment No. 1 as of this 18th day of September, 2006.

CLEVELAND-CLIFFS INC

By:	/s/ Joseph A. Carrabba